Sep. 30, 2016
Federated Municipal Obligations Fund

A Portfolio of Money Market Obligations Trust

CASH SERIES SHARES (TICKER MFSXX)
TRUST SHARES (TICKER MOTXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES AND PROSPECTUS DATED SEPTEMBER 30, 2016

1. On July 31, 2017, the Board of Trustees (the "Board") of Money Market Obligations Trust approved the re-designation of Federated Municipal Obligation Fund's (the "Fund") Trust Shares to Automated Shares. The re-designation is expected to be effective on or about September 30, 2017. Additional details regarding this re-designation will be provided to shareholders prior to the effective date.

2. Effective September 1, 2017, as described in the "Fee Table" below, the Fund's Adviser and certain of its affiliates have agreed to waive certain amounts of their respective fees and/or reimburse expenses so that total annual Fund operating expenses paid by the Fund's Cash Series Shares will not exceed 1.02% (the "Fee Limit"). Prior to September 1, 2017, the Fee Limit was 1.05%.

Under the section entitled "RISK/RETURN SUMMARY: FEES AND EXPENSES," please delete the "Fee Table" and "Example" in their entirety and replace with the following:

This table describes the fees and expenses that you may pay if you buy and hold Cash Series Shares (CS) of the Fund.

Shareholder Fees (fees paid directly from your investment)	CS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution (12b-1) Fee	0.60%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.26%
Fee Waivers and/or Expense Reimbursements[1]	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	1.02%

1Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements has been restated to reflect an increase in fee waivers and/or expense reimbursements. The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective September 1, 2017, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's CS class (after the voluntary waivers and/or reimbursements) will not exceed 1.02% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) October 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Fund's Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$128
3 Years	$400
5 Years	$692
10 Years	$1,523